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                                                                EXECUTION COPY


                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

               SECOND AMENDMENT, dated as of December 23, 1998, among AUTHENTIC FITNESS PRODUCTS INC. (the "Borrower"), AUTHENTIC FITNESS CORPORATION ("Parent"), the Lenders party to the Credit Agreement referred to below, THE BANK OF NOVA SCOTIA ("Scotiabank") and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as Agents (the "Agents") for the Lenders thereunder, SCOTIABANK, as Administrative Agent and Paying Agent for the Lenders thereunder and as Swing Line Bank and the Fronting Bank thereunder, GE CAPITAL, as Documentation Agent and Collateral Agent for the Lenders thereunder, and SOCIETE GENERALE, as Co-Agent for the Lenders thereunder.

                              W I T N E S S E T H :

               WHEREAS, the parties hereto have entered into that certain Restated Credit Agreement, dated as of March 18, 1998, as amended by Amendment No. 1, dated as of September 14, 1998 (such Agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

               WHEREAS, the Borrower desires to have the Lenders amend certain provisions of the Credit Agreement; and

               WHEREAS, the Lenders have agreed to such amendment upon the terms and subject to the conditions provided herein;

               NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

               SECTION 1. Amendments. The Lenders, the Agents, the Borrower and Parent hereby agree to the following amendments to the Credit Agreement:

               (a) The definition of "Applicable Margin" contained in Section
1.01 of the Credit Agreement is hereby amended by adding the phrase "the sum of
(a)" immediately prior to the term "Average Debt" contained therein, adding the following immediately prior to the word "to" contained in subsection (i) thereof:

               "plus (b) the daily arithmetic average of principal obligations outstanding under the Trade Refinancing Facility for the four Fiscal Quarters

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               most recently ended on or prior to such date ("Average
               Debt plus Trade Credit")"

and adding the phrase "plus Trade Credit" immediately after the term "Average Debt" in the chart contained therein.

               (b) The definition of "Loan Documents" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (vii) thereof, inserting "," in lieu thereof and then adding the following immediately following the term "Trade Refinancing Facility" contained in subsection (viii) thereof:

               "and (ix) in the case of the Guaranties only, the Trade L/C Facility"

               (c) The definition of "Secured Parties" contained in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

               ""Secured Parties" means the Facility Agents, the Lenders, the Hedge Banks, any administrative agent for the Trade Refinancing Lenders under the Trade Refinancing Facility and the Trade Refinancing Lenders."

               (d) The definition of "Trade Credit Facility" contained in
Section 1.01 of the Credit Agreement is hereby amended by deleting the term "Lenders" contained therein and substituting the term "lenders" therefor.

               (e) The definition of "Trade L/C Facility" contained in Section
1.01 of the Credit Agreement is hereby amended to read as follows:

               ""Trade L/C Facility" means a letter of credit facility on terms and conditions reasonably acceptable to the Collateral Agent and Paying Agent between the Borrower and its wholly owned, direct and indirect, Subsidiaries and one or more lenders pursuant to which one or more issuing banks thereunder shall issue trade letters of credit for the account of the Borrower or such Subsidiaries for a period not to exceed 180 days."

               (f) The definition of "Trade Refinancing Facility" contained in
Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                ""Trade Refinancing Facility" means a revolving credit facility on terms and conditions reasonably acceptable to the Collateral Agent and

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               Paying Agent between the Borrower and one or more lenders
               pursuant to which such lenders shall make advances with a maturity for any such advance not to exceed six months from time to time to finance outstanding reimbursement obligations arising under the Trade L/C Facility and to refinance, from time to time, outstanding ASCO Debt."

               (g) Section 2.07(a) of the Credit Agreement is hereby amended by adding "the sum of (a)" immediately prior to the term "Average Debt" contained therein, adding the following immediately prior to the word "to" contained in subsection (i) thereof:

               "plus (b) the daily arithmetic average of principal obligations outstanding under the Trade Refinancing Facility for the four Fiscal Quarters most recently ended on or prior to such date ("Average Debt plus Trade Credit")"

and adding the phrase "plus Trade Credit" immediately after the term "Average Debt" in the chart contained therein.

               (h) Section 2.13(e)(i)(A) of the Credit Agreement is hereby amended by adding the phrase "the sum of (a)" immediately prior to the term "Average Debt" contained therein and adding the following immediately prior to the word "to" contained in subsection (i) thereof:

               "plus (b) the daily arithmetic average of principal obligations outstanding under the Trade Refinancing Facility for four the Fiscal Quarters most recently ended on or prior to such date ("Average Debt plus Trade Credit")"

               (i) Section 2.13(e)(i)(B) of the Credit Agreement is hereby amended by deleting the phrase "Average Debt as of such date", substituting the term "Average Debt plus Trade Credit" therefor and adding the phrase "plus Trade Credit" immediately after the term "Average Debt" in the chart contained therein.

               (j) Section 5.02(a) of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (vi) thereof, deleting the "." at the end of subsection (vii) thereof and substituting "; and" therefor and adding the following subsection (viii) immediately after the last full sentence of subsection (vii) thereof:

               "(viii) Liens securing Obligations of the Borrower under the
                Trade Refinancing Facility."

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               (k) Section 5.02(b)(xiv) of the Credit Agreement is hereby amended to read as follows:

               (xiv) Debt of the Borrower and the Guarantee Obligations of Parent and the Domestic Subsidiaries with respect to such Debt
               (A) under the Trade L/C Facility in an aggregate principal amount not to exceed at any time outstanding (i) from the Effective Date until September 30, 1997, $20,000,000 and (ii) thereafter, $50,000,000 and (B) under the Trade Refinancing Facility in an aggregate amount not to exceed (i) from the Effective Date until September 30, 1997, $20,000,000 and (ii) thereafter, $40,000,000; provided, however, that the aggregate principal amount of such Debt, together with the aggregate amount of Debt of the Borrower pursuant to Section 5.02(b)(viii) shall not exceed at any time outstanding (i) from the Effective Date until September 30, 1997, $70,000,000 and (ii) thereafter, $80,000,000; provided further, that the Trade Credit Intercreditor Agreement shall have been duly executed and delivered by the Trade Refinancing Lenders or their authorized representatives and by the Collateral Agent prior to the creation, assumption or incurrence of such Debt.

               (l) Section 5.02(k) of the Credit Agreement is hereby amended by deleting the word "or" immediately preceding subsection (ii) thereof, substituting "," therefor and adding the following immediately prior to the end thereof:

               "or (iii) in connection with any Debt under the Trade Credit Facility permitted under Section 5.02(b)(xiv)"

               (m) Section 8.01 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding subsection (d) thereof and substituting "," therefor and adding the following immediately after the word "Lenders" at the end of subsection (d) thereof:

               ", and (e) no amendment, waiver or modification shall, unless in writing and signed by the Collateral Agent, the Paying Agent and the Required Lenders, increase the amount of Debt permitted under the Trade Refinancing Facility"

               (n) Section 8.01(a)(iii) of the Credit Agreement is hereby amended to insert the phrase "subject to the last


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sentence hereof," immediately prior to the beginning thereof.

               (o) Section 8.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof:

               "Notwithstanding anything contained in this Section 8.01 to the contrary, (i) for purposes of Section 8.01(a)(iii) only, the term "Lender" shall mean the Lenders hereunder and the Trade Refinancing Lenders and (ii) after the acceleration of the Obligations of the Borrower under this Agreement, the liquidation of, or foreclosure on, any of the Collateral by the Collateral Agent shall be at the request, or with the consent, of the Secured Parties holding more than 51% of the aggregate principal amount of Secured Obligations (as defined in the Security Agreement), based upon the sum of (i) the Commitments of each Lender under this Agreement and (ii) the commitments of each Trade Refinancing Lender under the Trade Refinancing Facility."

               (p) Schedule 4.01(dd) is hereby replaced by Schedule 4.01(dd) attached hereto.

               SECTION 2. Amendment of the Security Documents. The Lenders, the Agents, the Borrower and Parent hereby consent to the Amendment to the Parent Guaranty, the Amendment to the Subsidiary Guaranty, the Second Amendment to the Security Agreement and the Amendment to the Trademark, Patent and Copyright Security Agreement, each of which is annexed hereto.

               SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, (i) the Agents shall have received (a) counterparts of this Amendment executed by Parent, the Borrower and the Required Lenders or, as to the Lenders, advice satisfactory to the Agents that such Lenders have executed this Amendment, (b) a copy of the annexed Consent of Guarantors executed by the parties thereto and (c) the fee referred to in the first sentence of Section 6 hereof, (ii) the Borrower shall have entered into a Trade Refinancing Facility on terms and conditions reasonably acceptable to the Collateral Agent and the Paying Agent and (iii) the Trade Credit Intercreditor Agreement shall have been entered into between the Collateral Agent and the agent under the Trade Credit Facility in form and substance satisfactory to the Collateral Agent and the Paying Agent.

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               SECTION 4. Representations and Warranties. Parent and the
Borrower hereby jointly and severally represent and warrant to the Lenders and the Agents as follows:

               (a) After giving effect to this Amendment, each of the representations and warranties in Article IV of the Credit Agreement and in the other Loan Documents are correct on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty expressly relates to an earlier date.

               (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

               (c) The execution, delivery and performance by Parent and the Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

               (d) This Amendment has been duly executed and delivered by the Borrower and Parent and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower and Parent, enforceable against them in accordance with its terms.

               SECTION 5. New Subsidiary. Within forty-five (45) days after the Effective Date, Borrower shall have taken all actions required by Section 5.01(o) of the Credit Agreement with respect to its new Subsidiary, Authentic Fitness Online Inc.

               SECTION 6. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except to the extent waived or amended herein, the provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under any of the Loan Documents,

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nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 7. Fees, Costs and Expenses. Parent and the Borrower agree to pay to the Administrative Agent for the ratable benefit of the Lenders, based on their Pro Rata Shares, an amendment fee in the amount of $210,000. Parent and the Borrower further agree to pay on demand all costs, fees and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

               SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               SECTION 9. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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               IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                            AUTHENTIC FITNESS PRODUCTS INC.

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            AUTHENTIC FITNESS CORPORATION

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            THE BANK OF NOVA SCOTIA

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            SOCIETE GENERALE

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            UNION BANK OF CALIFORNIA, N.A.

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            NATIONSBANK, N.A.

                                            By: ------------------------------
                                                Name:
                                                Title:

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                                            FLEET BANK, N.A.

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            COMMERCZBANK AG

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            FIRST UNION NATIONAL BANK

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            THE BANK OF NEW YORK

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            BANKBOSTON, N.A.

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            CITICORP USA, INC.

                                            By: ------------------------------
                                                Name:
                                                Title:

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                              CONSENT OF GUARANTORS

               Each of the undersigned, parties to the Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement, each dated as of September 6, 1996, as amended, hereby consents to the terms of the foregoing Amendment dated as of December 23, 1998 (to which this consent is annexed) and confirms that such Subsidiary Guaranty, Security Agreement and Trademark, Patent and Copyright Security Agreement remain in full force and effect and continue to secure the Obligations pursuant to the terms thereof.

Dated as of December 23, 1998

                                            AUTHENTIC FITNESS RETAIL INC.

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            CCC ACQUISITION CORP.

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            CCC ACQUISITION REALTY CORP.

                                            By: ------------------------------
                                                Name:
                                                Title:

                                            CCC TEN. CORP.

                                            By: ------------------------------
                                                Name:
                                                Title:


                                            CCC CAL. CORP.

                                            By: ------------------------------
                                                Name:
                                                Title:

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